UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 24, 2006

AVAYA INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

211 Mount Airy Road
Basking Ridge, New Jersey	07920
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  (908) 953-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

In accordance with SEC Release No. 33-8126, the following information is furnished under Item 2.02, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 24, 2006, Avaya Inc. (the “Company”) issued a press release reporting financial results for the fiscal quarter ended September 30, 2006 and held a public webcast in connection with the issuance of the press release. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

The Company provides adjusted operating margin, adjusted operating income, adjusted net income and adjusted earnings per diluted share in the webcast presentation and in the press release as additional information to help investors better understand its financial results.  These are non-GAAP financial measures.  These measures exclude the impact of certain items that the Company believes may affect the comparability of its historical results of operations.  The webcast presentation also includes a slide relating to net cash.  This financial measure is a non-GAAP financial measure.

A “non-GAAP financial measure” is defined as a numerical measure of a company’s performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”). Pursuant to the requirements of Regulation G, the Company has included a comparison of such non-GAAP financial measures to the most directly comparable GAAP financial measures in the Company’s press release attached as Exhibit 99.1 hereto and in the supplementary materials, which are available on the Avaya investor relations website at http://investors.avaya.com/.

Management believes that the presentation of adjusted operating margin, adjusted operating income, adjusted net income and adjusted earnings per diluted share, each excluding the effects of certain items, helps investors compare the Company’s financial results for the current quarter and the full fiscal year to its financial results for prior quarters and the prior fiscal year and therefore provides investors with a more meaningful understanding of the Company’s ongoing operating performance.  In addition, the Company’s management uses these measures when reviewing the Company’s financial results.  Management believes that the presentation of net cash in the webcast presentation provides useful information to investors about the Company’s ability to satisfy its debt obligations with currently available funds.

The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

Item 9.01. Financial Statements and Exhibits.

(c)          Exhibits.

99.1                   Press Release of Avaya Inc. dated October 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

Date: October 24, 2006	By:	/s/ Garry K. McGuire
Name: Garry K. McGuire
Title: Chief Financial Officer and
Senior Vice President,
Corporate Development

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Avaya Inc. dated October 24, 2006.